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                                                                    Exhibit 10.2

                         A. C. MOORE ARTS & CRAFTS, INC.

                            FORM OF OPTION AGREEMENT

     AGREEMENT made ________, between A.C. MOORE ARTS & CRAFTS, INC. (the "Company"), a Pennsylvania corporation having a principal place of business in Berlin, New Jersey and Rick Lepley (the "Participant").

     WHEREAS, the Company desires to grant to the Participant an Option to purchase shares of its common stock, no par value (the "Shares") subject to the terms and conditions of the 2002 Stock Option Plan of the Company (the "Plan");

     WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan;

     WHEREAS, the Company and the Participant each intend that the Option granted herein shall be a Non-Qualified Stock Option;

     THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1. GRANT OF OPTION.

          The Company hereby irrevocably grants on the date of this Agreement (the "grant date") to the Participant the right and option to purchase all or any part of an aggregate of ______ Shares, which Option must be exercised based upon the earliest date granted and on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Participant acknowledges receipt of a copy of the Plan.

     2. PURCHASE PRICE.

          The purchase price of the Shares covered by the Option shall be at the closing price per Share on the exchange or market on which the Shares are traded on the grant date hereof. Payment shall be made in accordance with Paragraph 7 of the Plan.

     3. EXERCISE OF OPTION.

          Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall be exercisable as follows:

On the first anniversary of the date of this Agreement    up to 1/3 of the Shares
On the second anniversary of the date of this Agreement   an additional 1/3 of the Shares
On the third anniversary of the date of this Agreement    an additional 1/3 of the Shares

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     Notwithstanding any other term or condition in the Plan, this Option shall also vest and become exercisable pursuant to the terms and conditions of the Change of Control Provisions of the Employment Agreement effective June 1, 2006 between the Company and Participant.

     4. TERM OF OPTION

          The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

          In the event the Participant's employment or directorship is terminated for "Cause" (as defined in the Employment Agreement effective June 1, 2006), the Participant's right to exercise any unexercised portion of this Option shall cease forthwith, and this Option shall thereupon terminate.

          In the event of Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable any time within one
(1) year after the date that the Participant became Disabled pursuant to the terms of the Plan.

          In the event of the death of the Participant while an employee or director of the Company or of an Affiliate, the Option shall be exercisable within one year after the date of death pursuant to the terms of the Plan.

          In the event the Participant's employment is voluntarily terminated by Participant without Good Reason (as defined in the Employment Agreement), as determined in accordance with the Plan, the Option shall be exercisable any time within three months of termination of employment.

     5. METHOD OF EXERCISING OPTION.

          Subject to the terms and conditions of this Agreement, the method to exercise an Option shall be by written notice to the Company, at the principal executive office of the Company. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be in substantially the form attached hereto as Exhibit A. Payment of the full purchase price for such Shares shall be made in accordance with Paragraph 7 of the Plan, and the Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received; provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, federal or state securities laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the Participant (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, with another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

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     6. PARTIAL EXERCISE.

          Exercise of this Option to the extent above stated may be made in part at any time and from time-to-time within the above limits, except that no fractional share shall be issued pursuant to this Option.

     7. NON-ASSIGNABILITY.

          The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant. Except as provided in the preceding sentence, the Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option or such rights, shall be null and void.

     8. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

          The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until a stock certificate therefore has been issued to the Participant and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

     9. CAPITAL CHANGES.

          The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits.

     10. TAXES AND WITHHOLDING.

          The Participant acknowledges that upon exercise of the Option the Participant will be deemed to have taxable income. The Participant acknowledges that any income or other taxes due from him with respect to this Option or the Shares issuable pursuant to this Option shall be the Participant's responsibility.

          If the Company in its discretion determines that it is obligated to withhold income taxes with respect to the exercise of the Option, the Participant hereby agrees that the Company may withhold from the Participant's remuneration or compensation, the appropriate amount of federal, state and local withholding taxes.

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     11. NO OBLIGATION TO EMPLOY.

          The Company is not by the Plan or this Option obligated to continue the Participant as an employee or director of the Company.

     12. NOTICES.

          Any notices required or permitted by the terms of this Agreement or the Plan shall be given by personal delivery or certified mail, return receipt requested, addressed as follows:

     To the Company:       A.C. MOORE ARTS & CRAFTS, INC.
                           130 A.C. Moore Drive
                           Berlin, New Jersey  08009

     To the Participant:   At his most recent address as reflected in the
                           employment records of the Company.

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when delivered or mailed in accordance with the foregoing provisions.

     13. GOVERNING LAW.

          This Agreement shall be construed and enforced in accordance with the law of the Commonwealth of Pennsylvania.

     14. BENEFIT OF AGREEMENT.

          Subject to the provisions of the Plan and the other provisions thereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     15. ENTIRE AGREEMENT.

          This Agreement, together with the Plan and the Employment Agreement effective June 1, 2006, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement or said Employment Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

     16. MODIFICATIONS AND AMENDMENTS.

The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

     17. WAIVERS AND CONSENTS.

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          The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its Chairman of the Board and the Participant has hereunto set his or her hand and seal, all as of the day and year first above written.

                                        A. C. MOORE ARTS & CRAFTS, INC.


                                        By:
                                            ------------------------------------
                                            William Kaplan, Chairman of the
                                            Board of Directors


                                        PARTICIPANT

                                        ----------------------------------------
                                        Rick Lepley

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                                    EXHIBIT A

                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

To: A.C. MOORE ARTS & CRAFTS, INC.

Ladies and Gentlemen:

     I hereby exercise my Option to purchase _____ shares (the "Shares") of the common stock, no par value, of A.C. MOORE ARTS & CRAFTS, INC. (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Option Agreement between the undersigned and the Company dated ____ day of __________________.

     I understand that the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant federal, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

     I am paying the option exercise price for the Shares as follows:

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     Please issue the stock certificate for the Shares (check one):

          [_] to me

          [_] to me and ____________ as joint tenants with right of survivorship and mail the certificate to me at the following address:
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Participant Name (please print)   Participant (signature)   Date